UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 7, 2014 (August 4, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2014, Caesars Acquisition Company (“CAC”, “we” or “our”) entered into that certain Registration Rights and Cooperation Agreement (the “Registration Rights Agreement”), by and between CAC and Caesars Entertainment Operating Company, Inc. (“CEOC”). Pursuant to the Registration Rights Agreement, CEOC grants CAC registration rights to, and agrees to assist and cooperate with CAC in conducting a possible private placement of, the CEOC 6.50% Senior Notes due 2016 (the “6.50% Senior Notes”) and the CEOC 5.75% Senior Notes due 2017 (the “5.75% Senior Notes,” and, together with the 6.50% Senior Notes, the “Senior Notes”) received by CAC, pursuant to the Notes Distribution (as defined below) made by Caesars Growth Partners, LLC (“Growth Partners”), a direct subsidiary of CAC.

Pursuant to the Registration Rights Agreement, CEOC has agreed to (i) prepare a “shelf” registration statement (the “Shelf Registration Statement”), (ii) use commercially reasonable efforts to have the Shelf Registration Statement declared effective by the Securities Exchange Commission (the “SEC”) and (iii) use commercially reasonable efforts to maintain the effectiveness of the Shelf Registration Statement, as further specified in the Registration Rights Agreement.

In the event that CEOC fails to file (on or before October 31, 2014), has not filed (on or before October 31, 2014) or fails to maintain the effectiveness of the Shelf Registration Statement, CAC may request that (i) CEOC register all or part of the Senior Notes under the Securities Act of 1933 and/or (ii) CEOC assist and cooperate in the conducting of a private placement of the Senior Notes received by CAC pursuant to the Notes Distribution, subject to certain black-out periods.

In addition to the provisions discussed above, the Registration Rights Agreement also includes provisions concerning registration procedures and indemnification and contribution obligations, amongst other things.

The foregoing description of the Registration Rights Agreement is only a summary and does purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 6, 2014, Growth Partners effectuated a distribution of 100% of the Senior Notes as a dividend to its members, pro rata based upon each member’s ownership percentage in Growth Partners (the “Notes Distribution”). CAC, as a member of Growth Partners and the holder of 42.4% of the economic interests in Growth Partners, received in connection with the Notes Distribution $137,457,000 in aggregate principal amount of the 6.50% Senior Notes and $151,433,000 in aggregate principal amount of the 5.75% Senior Notes.

Item 8.01 Other Events.

On August 4, 2014, Wilmington Savings Fund Society, FSB, solely in its capacity as successor Indenture Trustee for the 10% Second-Priority Senior Secured Notes due 2018 (the “Notes”), on behalf of itself and, it alleges, derivatively on behalf of CEOC, filed a lawsuit in the Court of Chancery in the State of Delaware against CAC, Growth Partners, Caesars Entertainment Corporation (“CEC”), CEOC, Caesars

Entertainment Resort Properties, LLC, Caesars Enterprise Services, LLC, Eric Hession, Gary Loveman, Jeffrey D. Benjamin, David Bonderman, Kelvin L. Davis, Marc C. Rowan, David B. Sambur, and Eric Press. The lawsuit alleges claims for breach of contract, intentional and constructive fraudulent transfer, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and corporate waste. The lawsuit seeks (i) an award of money damages; (ii) to void certain transfers, the earliest of which dates back to 2010; (iii) an injunction directing the recipients of the assets in these transactions to return them to CEOC; (iv) a declaration that CEC remains liable under the parent guarantee formerly applicable to the Notes; (v) to impose a constructive trust or equitable lien on the transferred assets; and (vi) an award to plaintiffs for their attorneys’ fees and costs. CAC believes this lawsuit is without merit and will defend itself vigorously.

On August 5, 2014, CEC issued a press release announcing that it, along with CEOC, filed a lawsuit in the Supreme Court of the State of New York, County of New York, against certain institutional first and second lien note holders. The complaint states that such institutional first and second lien note holders have acted against the best interests of CEOC and other creditors, including for the purpose of inflating the value of their credit default swap positions or improving other unique securities positions. The complaint asserts claims for tortious interference with prospective economic advantage, declaratory judgment and breach of contract and seeks, among other things, (i) money damages (ii) a declaration that no default or event of default has occurred or is occurring and CEC and CEOC have not breached their fiduciary duties or engaged in fraudulent transfers or other violation of law, and (iii) a preliminary and permanent injunction prohibiting the defendants from taking further actions to damage CEC or CEOC.

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are based on our current expectations about future events and are necessarily estimates reflecting the best judgment of CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CAC may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the transactions contemplated by the Registration Rights Agreement may not close or the Holders may not receive full value for the Senior Notes;

•	CAC and its affiliates may become involved with litigation in connection with Registration Rights Agreement and the Notes Distribution;

•	the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations;

•	CAC and Growth Partners’ dependence on CEC and its subsidiaries to provide support and services, as well as Growth Partners’ dependence on CEC’s senior management’s expertise and its participation in CEC’s Total Rewards loyalty program;

•	the effects of a default by CEC on certain debt obligations;

•	the adverse effects if CEC or any of its subsidiaries were to file for bankruptcy;

•	the adverse effects if CAC and Growth Partners are required to return to CEOC certain transferred assets or some portion of the value associated with such certain transferred assets;

•	the effects if a third-party successfully challenges CEC or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of CEC, which Caesars Interactive Entertainment, Inc. (“CIE”) licenses for use in its businesses;

•	CIE’s reliance on subsidiaries of CEC to obtain online gaming licenses in certain jurisdictions, such as New Jersey;

•	the difficulty of operating Growth Partners’ business separately from CEC and managing that process effectively could take up a significant amount of management’s time;

•	Growth Partners’ business model and short operating history; and

•	any failure to protect Growth Partners’ trademarks or other intellectual property, such as CIE’s ownership of the WSOP trademark;

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights and Cooperation Agreement by and between Caesars Acquisition Company and Caesars Entertainment Operating Company, Inc., dated as of August 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: August 7, 2014	By:	/s/ CRAIG J. ABRAHAMS
		Name:	Craig J. Abrahams
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights and Cooperation Agreement by and between Caesars Acquisition Company and Caesars Entertainment Operating Company, Inc., dated as of August 6, 2014.